UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 10, 2012

MEDNAX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace Sunrise, Florida 33323
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code (954) 384-0175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2012 Annual Shareholders’ Meeting (the “Annual Meeting”) of MEDNAX, Inc., a Florida corporation (the “Company”), held on May 10, 2012, the shareholders of the Company approved the amendment and restatement of the Company’s 2008 Incentive Compensation Plan (the “Plan”), which, among other things:

•

increased the number of shares of common stock of the Company reserved for delivery under the Plan to 9,750,000 shares from 6,000,000 shares, resulting in 5,024,617 shares available for delivery in connection with awards granted under the Plan (after giving effect to shares already issued or subject to outstanding awards under the Plan); and

•	extended the expiration date for the Plan to ten years from May 10, 2012.

The Plan is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 30, 2012, under the heading “Proposal 2 — Approval of the Amendment and Restatement of the MEDNAX, Inc. 2008 Incentive Compensation Plan,” which description is incorporated by reference herein.

The foregoing description of the amendment and restatement of the Plan is only a summary and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2012, the Company held its Annual Meeting. Of the 49,148,600 shares of common stock outstanding and entitled to vote, 45,514,923 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: All of the Board’s nominees for Director were elected to serve until the Company’s 2013 Annual Shareholders’ Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Broker Non-Vote
Cesar L. Alvarez	38,438,210	5,398,662	1,678,051
Waldemar A. Carlo, M.D.	40,970,527	2,866,345	1,678,051
Michael B. Fernandez	40,971,193	2,865,679	1,678,051
Roger K. Freeman, M.D.	41,124,498	2,712,374	1,678,051
Paul G. Gabos	43,294,786	542,086	1,678,051
Pascal J. Goldschmidt, M.D.	41,480,372	2,356,500	1,678,051
Manuel Kadre	42,052,134	1,784,738	1,678,051
Roger J. Medel, M.D.	41,748,802	2,088,070	1,678,051
Donna E. Shalala, Ph.D.	41,478,322	2,358,550	1,678,051
Enrique J. Sosa, Ph.D.	43,367,858	469,014	1,678,051

Proposal 2: The shareholders approved the amendment and restatement of the Plan by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
39,648,806	2,539,500	1,648,566	1,678,051

Proposal 3: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2012 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
44,548,436	965,294	1,193	0

Proposal 4: The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
40,217,859	1,971,330	1,647,683	1,678,051

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1—MEDNAX, Inc. Amended and Restated 2008 Incentive Compensation Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 30, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDNAX, INC.

Date: May 10, 2012	By:	/s/ Vivian Lopez-Blanco

Vivian Lopez-Blanco Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	MEDNAX, Inc. Amended and Restated 2008 Incentive Compensation Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 30, 2012)